SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:



[  ]    Preliminary Proxy Statement

[  ]    Confidential, for Use of the Commission Only (as permitted by Rule
        14a-6(e)(2))
[X]     Definitive Proxy Statement
[  ]    Definitive Additional Materials
[  ]    Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12



                                LIQUID CASH TRUST

                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee  (Check the appropriate box):

[ X ]   No fee required.

[  ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1. Title of each class of securities to which transaction applies:

        2. Aggregate number of securities to which transaction applies:

        3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        4. Proposed maximum aggregate value of transaction:

        5. Total fee paid:

[  ]    Fee paid previously with preliminary proxy materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)     Amount Previously Paid:

               ------------------------------------------------------------

        2)     Form, Schedule or Registration Statement No.:

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        3)     Filing Party:

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        4)     Date Filed:

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                                         LIQUID CASH TRUST

PROXY STATEMENT - PLEASE VOTE!

     TIME IS OF THE ESSENCE ...VOTING ONLY TAKES A FEW MINUTES AND YOUR PARTICIPATION IS IMPORTANT! ACT NOW TO HELP THE TRUST AVOID ADDITIONAL EXPENSE.



     Liquid Cash Trust will hold a special meeting of shareholders on March 22, 1999. It is important for you to vote on the issues described in this Proxy Statement. We recommend that you read the Proxy Statement in its entirety; the explanations will help you to decide on the issues.



Following is an introduction to the proposals and the process.

WHY AM I BEING ASKED TO VOTE?

     Mutual funds are required to obtain shareholders' votes for certain types of changes, like those included in this Proxy Statement. You have a right to vote on these changes.

WHAT ISSUES AM I BEING ASKED TO VOTE ON?
The proposals include:

o    the election of Trustees,

o    ratification of independent auditors,

o    changes to the Trust's fundamental investment policies,

o a proposed reorganization of Liquid Cash Trust (the "Trust") into a newly created portfolio (the "New Fund") of Money Market Obligations Trust, and

o an amendment to the Declaration of Trust that will be adopted by the New Fund upon approval of the Reorganization.

WHY ARE INDIVIDUALS RECOMMENDED FOR ELECTION TO THE BOARD OF TRUSTEES?

     The Trust is devoted to serving the needs of its shareholders, and the Board is responsible for managing the Trust's business affairs to meet those needs. The Board represents the shareholders and can exercise all of the Trust's powers, except those reserved only for shareholders.

     Trustees are selected on the basis of their education and professional experience. Candidates are chosen based on their distinct interest in, and capacity for understanding the complexities of, the operation of a mutual fund. These individuals bring considerable experience to the impartial oversight of a fund's operation.

     The Proxy Statement includes a brief description of each nominee's history and current position with the Trust, if applicable.

WHY AM I BEING ASKED TO VOTE ON THE RATIFICATION OF INDEPENDENT AUDITORS?

     The independent auditors conduct a professional examination of accounting documents and supporting data to render an opinion on the material fairness of the information. Because financial reporting involves discretionary decision making, the auditors' opinion is an important assurance to both the Trust and its investors.

     The Board of Trustees approved the selection of Deloitte & Touche LLP, long-time auditors of the Trust, for the current fiscal year and believes that the continued employment of this firm is in the Trust's best interests.

WHY ARE THE TRUST'S "FUNDAMENTAL POLICIES" BEING CHANGED OR REMOVED?

     Every mutual fund has certain investment policies that can be changed only with the approval of its shareholders. These are referred to as "fundamental" investment policies.

     In some cases, these policies were adopted to reflect regulatory, business, or industry conditions that no longer exist or no longer are necessary. In other cases, advances in the securities markets and the economy have created different procedures and techniques that affect the Trust's operations.

     By reducing the number of "fundamental policies," the Trust may be able to minimize the costs and delays associated with frequent shareholder meetings. Also, the investment adviser's ability to manage the Trust's assets may be enhanced and investment opportunities increased.

The proposed amendments will:

o reclassify as operating policies those fundamental policies that are not required to be fundamental by the Investment Company Act of 1940, as amended ("1940 Act");

o simplify and modernize the policies that are required to be "fundamental" by the 1940 Act; and

o remove fundamental policies that are no longer required by the securities laws of individual states.

     Federated Research Corp., the Trust's adviser, is a conservative money manager. Its highly trained professionals are dedicated to making investment decisions in the best interest of the Trust and its shareholders. The Board believes that the proposed changes will be applied responsibly by the Trust's adviser.

WHY ARE SOME "FUNDAMENTAL POLICIES" BEING RECLASSIFIED AS "OPERATING POLICIES?"

     As noted above, some "fundamental policies" have been redefined as "operating policies." Operating policies do not require shareholder approval to be changed. This gives the Trust's Board additional flexibility to determine whether to participate in new investment opportunities and to meet industry changes promptly.

WHY ARE THE TRUSTEES RECOMMENDING AN AMENDMENT TO THE DECLARATION OF TRUST?

     The Declaration organizing the Trust was prepared many years ago. Since then, developments in the investment company industry and changes in the law resulted in many improvements. The Board is recommending a change to the Declaration of Trust that permits the Trust to benefit from these developments.

WHY IS THE REORGANIZATION BEING PROPOSED?

     Liquid Cash Trust's Board of Trustees and investment adviser believe that the Trust's management structure can be simplified by reorganizing as a portfolio of Money Market Obligations Trust ("MMOT"), another money market mutual fund. After the Reorganization, the original Trust will be dissolved. MMOT offers a variety of portfolios investing in money market securities, each with its own investment objective.

HOW WILL THE REORGANIZATION AFFECT MY INVESTMENT?

o    The shares you own and the value of your investment will not change.

o    The Reorganization will be a tax-free event.

o There will not be sales loads, commissions, or transaction charges with the Reorganization.

o    The investment objective will remain the same.

o There will be no increases in the fees payable to the Trust's adviser because of the Reorganization.

HOW DO I VOTE MY SHARES?

     You may vote in person at the special meeting of shareholders or complete and return the enclosed Proxy Card. If you sign and return the Proxy Card without indicating a preference, your vote will be cast "for" all the proposals.

     You may also vote by telephone at 1-800-690-6903, or through the Internet at WWW.PROXYVOTE.COM. If you choose to help save the Trust time and postage costs by voting through the Internet or by telephone, please don't return your Proxy Card. If you do not respond at all, we may contact you by telephone to request that you cast your vote.

WHO DO I CALL IF I HAVE QUESTIONS ABOUT THE PROXY STATEMENT?

     Call your Investment Professional or a Federated Client Service Representative. Federated's toll-free number is 1-800-341-7400.

   After careful consideration, the Board of Trustees has unanimously approved these proposals. The Board recommends that you read the enclosed materials carefully and vote FOR all proposals.



                                   DEFINITIVE



                                LIQUID CASH TRUST

                            NOTICE OF SPECIAL MEETING

                    IN LIEU OF ANNUAL MEETING OF SHAREHOLDERS



                            TO BE HELD MARCH 22, 1999

     A Special Meeting in lieu of Annual Meeting of the shareholders of Liquid Cash Trust (the "Trust") will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 12:00 Noon (Eastern time), on March 22, 1999 to consider proposals:



(1)  To elect nine Trustees.

(2)  To ratify the selection of the Trust's independent auditors.

(3)  To make changes to the Trust's fundamental investment policies:

     (a) To make non-fundamental, and to amend, the Trust's fundamental investment policy regarding maturity of money market instruments;

     (b) To make non-fundamental, and to amend, the Trust's fundamental investment policy regarding restricted securities;

     (c) To make non-fundamental the Trust's fundamental investment policy prohibiting investment in securities to exercise control of an issuer;

     (d) To make non-fundamental, and to amend, the Trust's ability to invest in the securities of other investment companies; and

     (e) To amend the Trust's fundamental investment policy regarding borrowing to permit the purchase of securities while borrowings are outstanding.

(4)  To eliminate certain of the Trust's fundamental investment policies:

     (a) To remove the Trust's fundamental investment policy on investing in new issuers;

     (b) To remove the Trust's fundamental investment policy on investing in oil, gas, and minerals;

     (c) To remove the Trust's fundamental investment policy on investing in issuers whose securities are owned by Officers and Trustees;

     (d) To remove the Trust's fundamental investment policy on investing in options;

     (e) To remove the Trust's fundamental investment policy regarding short-term liquidity requirements; and

     (f) To remove the Trust's fundamental investment policy regarding concentration and to reserve freedom to concentrate investments in the banking industry.

(5) To approve a clarifying amendment to the Trust's Investment Advisory Agreement to exclude Rule 12b-1 fees and shareholder service fees from the expense cap.

(6) To approve an amendment and restatement to the Trust's Declaration of Trust to require the approval of a "1940 Act" majority of the outstanding voting shares in the event of the sale and conveyance of the assets of the Trust to another trust or corporation.

(7) To approve a proposed Agreement and Plan of Reorganization between the Trust and Money Market Obligations Trust, on behalf of its series, Liquid Cash Trust (the "New Fund"), whereby the New Fund would acquire all of the assets of the Trust in exchange for shares of the New Fund to be distributed PRO RATA by the Trust to its shareholders in complete liquidation and termination of the Trust.

     To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Trustees has fixed January 21, 1999, as the record date for determination of shareholders entitled to vote at the meeting.

                                        By Order of the Board of Trustees,

                                        John W. McGonigle
                                        Secretary

February 2, 1999

     YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING IN LIEU OF ANNUAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.



                                TABLE OF CONTENTS



ABOUT THE PROXY SOLICITATION AND THE MEETING.................................[4]

ELECTION OF NINE TRUSTEES....................................................[4]

ABOUT THE ELECTION OF TRUSTEES .............................................[5]

TRUSTEES STANDING FOR ELECTION...............................................[5]

NOMINEES NOT PRESENTLY SERVING AS TRUSTEES...................................[6]

RATIFICATION OF THE SELECTION OF THE INDEPENDENT AUDITORS....................[7]

APPROVAL OF CHANGES TO THE TRUST'S FUNDAMENTAL INVESTMENT

    POLICIES.................................................................[8]

APPROVAL OF THE ELIMINATION OF CERTAIN FUNDAMENTAL INVESTMENT POLICIES......[12]

APPROVAL OF A CLARIFYING AMENDMENT TO THE TRUST'S INVESTMENT ADVISORY
    AGREEMENT TO EXCLUDE CERTAIN FEES FROM THE EXPENSE CAP..................[14]

APPROVAL OF AN AMENDMENT AND RESTATEMENT TO THE TRUST'S

    DECLARATION OF TRUST....................................................[15]

APPROVAL OF THE PROPOSED AGREEMENT AND PLAN

    OF REORGANIZATION.......................................................[16]

INFORMATION ABOUT THE TRUST.................................................[20]

PROXIES, QUORUM AND VOTING AT THE MEETING...................................[20]

SHARE OWNERSHIP OF THE TRUSTEES.............................................[21]

TRUSTEE COMPENSATION........................................................[21]

OFFICERS OF THE TRUST.......................................................[23]

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY................[24]

APPENDIX I:  AGREEMENT AND PLAN OF REORGANIZATION...........................[I-1

                                   DEFINITIVE



                                 PROXY STATEMENT

                                LIQUID CASH TRUST

                            Federated Investors Funds

                              5800 Corporate Drive

                            Pittsburgh, PA 15237-7000

ABOUT THE PROXY SOLICITATION AND THE MEETING



     The enclosed proxy is solicited on behalf of the Board of Trustees of the Trust (the "Board" or "Trustees"). The proxies will be voted at the special meeting in lieu of annual meeting of shareholders of the Trust to be held on March 22, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 12:00 Noon (such special meeting in lieu of annual meeting and any adjournment or postponement thereof are referred to as the "Meeting").



     The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Trust. In addition to solicitations through the mails, proxies may be solicited by officers, employees, and agents of the Trust or, if necessary, a communications firm retained for this purpose. Such solicitations may be by telephone, telegraph, through the Internet or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instruction as shareholders submitting proxies in written form. The Trust will reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.



     At its meeting on November 17, 1998, the Board reviewed both the proposed Amended and Restated Declaration of Trust and the changes recommended in the investment policies of the Trust and approved them subject to shareholder approval. At that meeting, the Board also considered the clarifying amendment to the Trust's Investment Advisory Agreement and the proposed reorganization of the Trust, and approved them, subject to shareholder approval. The purposes of the Meeting are set forth in the accompanying Notice. The Trustees know of no business other than that mentioned in the Notice that will be presented for consideration at the Meeting. Should other business properly be brought before the Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This proxy statement and the enclosed proxy card are expected to be mailed on or about February 2, 1999, to shareholders of record at the close of business on January 21, 1999 (the "Record Date"). On the Record Date, the Trust had outstanding 464,032,537.9700 shares of beneficial interest.



     The Trust's annual prospectus, which includes audited financial statements for the fiscal year ended February 28, 1998, was previously mailed to shareholders. Requests for a semi-annual report which contains unaudited financial statements for the period ended August 31, 1998, may be made in writing to the Trust's principal executive offices, which are located at Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000 or by calling toll-free 1-800-341-7400.

                     PROPOSAL #1: ELECTION OF NINE TRUSTEES

     The persons named as proxies intend to vote in favor of the election of Thomas G. Bigley, John T. Conroy, Jr., Nicholas P. Constantakis, John F. Cunningham, J. Christopher Donahue, Peter E. Madden, Charles F. Mansfield, Jr., John E. Murray, Jr. and John S. Walsh (collectively, the "Nominees") as Trustees of the Trust. Messrs. Bigley, Conroy, Madden and Murray are presently serving as Trustees. If elected by shareholders, Messrs. Constantakis, Cunningham, Donahue, Mansfield and Walsh are expected to assume their responsibilities as Trustees effective April 1, 1999. Please see "ABOUT THE ELECTION OF TRUSTEES" below for current information about the Nominees.

     Messrs. Conroy and Madden were appointed Trustees on August 21, 1991, to fill vacancies created by the resignation of Mr. Joseph Maloney and the decision to expand the size of the Board. Messrs. Murray and Bigley were appointed Trustees on February 14, 1995 and October 1, 1995, respectively, also to fill vacancies resulting from the decision to expand the size of the Board. Messrs. Cunningham, Mansfield and Walsh are being proposed for election as Trustees to fill vacancies anticipated to result from the resignation of three current Trustees. The anticipated resignations will not occur if Messrs. Cunningham, Mansfield and Walsh are not elected as Trustees.

     All Nominees have consented to serve if elected. If elected, the Trustees will hold office without limit in time until death, resignation, retirement, or removal or until the next meeting of shareholders to elect Trustees and the election and qualification of their successors. Election of a Trustee is by a plurality vote, which means that the nine individuals receiving the greatest number of votes at the Meeting will be deemed to be elected.

     If any Nominee for election as a Trustee named above shall by reason of death or for any other reason become unavailable as a candidate at the Meeting, votes pursuant to the enclosed proxy will be cast for a substitute candidate by the proxies named on the proxy card, or their substitutes, present and acting at the Meeting. Any such substitute candidate for election as a Trustee who is an "interested person" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust shall be nominated by the Executive Committee. The selection of any substitute candidate for election as a Trustee who is not an "interested person" shall be made by a majority of the Trustees who are not "interested persons" of the Trust. The Board has no reason to believe that any Nominee will become unavailable for election as a Trustee.

                      THE BOARD OF TRUSTEES RECOMMENDS THAT

             SHAREHOLDERS VOTE TO ELECT AS TRUSTEES THE NOMINEES FOR

                 ELECTION TO THE BOARD OF TRUSTEES OF THE TRUST

ABOUT THE ELECTION OF TRUSTEES

     When elected, the Trustees will hold office during the lifetime of the Trust except that: (a) any Trustee may resign; (b) any Trustee may be removed by written instrument signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become mentally or physically incapacitated may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any special meeting of the shareholders by a vote of two-thirds of the outstanding shares of the Trust. In case a vacancy shall exist for any reason, the remaining Trustees will fill such vacancy by appointment of another Trustee. The Trustees will not fill any vacancy by appointment if, immediately after filling such vacancy, less than two-thirds of the Trustees then holding office would have been elected by the shareholders. If, at any time, less than a majority of the Trustees holding office have been elected by the shareholders, the Trustees then in office will call a shareholders' meeting for the purpose of electing Trustees to fill vacancies. Otherwise, there will normally be no meeting of shareholders called for the purpose of electing Trustees.

     Set forth below is a listing of: (i) Trustees standing for election, and
(ii) Nominees standing for election who are not presently serving as Trustees, along with their addresses, birthdates, present positions with the Trust, if applicable, and principal occupations during the past five years:

TRUSTEES STANDING FOR ELECTION

THOMAS G. BIGLEY

15 Old Timber Trail
Pittsburgh, PA

Birthdate: February 3, 1934

Trustee



     DIRECTOR OR TRUSTEE OF THE FEDERATED FUND COMPLEX; DIRECTOR AND MEMBER OF EXECUTIVE COMMITTEE, Children's Hospital of Pittsburgh; formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc.; Director AND Member of Executive Committee, University of Pittsburgh.



JOHN T. CONROY, JR.

Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North

Naples, FL

Birthdate: June 23, 1937

Trustee



     DIRECTOR OR TRUSTEE OF THE FEDERATED FUND COMPLEX; President, Investment Properties Corporation; Senior Vice -President, John R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly, President, Naples Property Management, Inc. and Northgate Village Development Corporation.



PETER E. MADDEN

One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL

Birthdate: March 16, 1942

Trustee



     DIRECTOR OR TRUSTEE OF THE FEDERATED FUND COMPLEX; FORMERLY,
Representative, Commonwealth of Massachusetts GENERAL COURT; President, State Street Bank and Trust Company and State Street Corporation.



JOHN E. MURRAY, JR., J.D., S.J.D.

President, Duquesne University
Pittsburgh, PA

Birthdate: December 20, 1932

Trustee



     DIRECTOR OR TRUSTEE OF THE FEDERATED FUND COMPLEX;] President, Law Professor, Duquesne University; Consulting Partner, Mollica & Murray.



NOMINEES NOT PRESENTLY SERVING AS TRUSTEES

NICHOLAS P. CONSTANTAKIS

175 Woodshire Drive
Pittsburgh, PA



Birthdate:  September 3, 1939

     Director or Trustee of the FEDERATED FUND COMPLEX; FORMERLY, PARTNER, ANDERSEN WORLDWIDE SC.



JOHN F. CUNNINGHAM

353 El Brillo Way
Palm Beach, FL

Birthdate:  March 5, 1943



     Chairman, President and Chief Executive Officer, Cunningham & Co., Inc.; TRUSTEE ASSOCIATE, BOSTON COLLEGE; Director, EMC Corporation; FORMERLY, DIRECTOR, REDGATE COMMUNICATIONS.



J. CHRISTOPHER DONAHUE

Federated Investors Tower
Pittsburgh, PA

Birthdate: April 11, 1949

Executive Vice President



     President OR EXECUTIVE VICE PRESIDENT OF THE FEDERATED FUND COMPLEX; DIRECTOR OR TRUSTEE OF SOME OF THE FUNDS IN THE FEDERATED FUND COMPLEX; PRESIDENT AND DIRECTOR, Federated Investors, INC.; PRESIDENT AND TRUSTEE, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Trust.



CHARLES F. MANSFIELD, JR.



80 SOUTH ROAD

WESTHAMPTON, NY



Birthdate:  April 10, 1945

Management consultant.

JOHN S. WALSH

2007 Sherwood Drive
Valparaiso, IN

Birthdate:  November 28, 1957



     President AND DIRECTOR, Heat Wagon, Inc.; PRESIDENT AND DIRECTOR, Manufacturers Products, Inc.; PRESIDENT, Portable Heater Parts, A DIVISION OF MANUFACTURERS PRODUCTS, INC.; DIRECTOR, WALSH & KELLY, INC.; FORMERLY, VICE PRESIDENT, WALSH & KELLY, INC.



       PROPOSAL #2: RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

     The 1940 Act requires that the Trust's independent auditors be selected by the Board, including a majority of those Board members who are not "interested persons" (as defined in the 1940 Act) of the Trust, and submitted for ratification or rejection at the next succeeding meeting of shareholders. The Board of Trustees of the Trust, including a majority of its members who are not "interested persons" of the Trust, approved the selection of Deloitte & Touche LLP (the "Auditors") for the current fiscal year at a Board meeting held on May 12, 1998.

     The selection by the Board of the Auditors as independent auditors for the current fiscal year is submitted to the shareholders for ratification. Apart from their fees as independent auditors and certain consulting fees, neither the Auditors nor any of their partners have a direct, or material indirect, financial interest in the Trust or its investment adviser. The Auditors are a major international independent accounting firm. The Board believes that the continued employment of the services of the Auditors for the current fiscal year would be in the Trust's best interests.

     Representatives of the Auditors are not expected to be present at the Meeting. If a representative is present, he or she will have the opportunity to make a statement and would be available to respond to appropriate questions. The ratification of the selection of the Auditors will require the affirmative vote of a majority of the shares present and voting on the proposal at the Meeting.



               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

            VOTE TO RATIFY THE SELECTION OF THE INDEPENDENT AUDITORS



                 PROPOSAL #3: APPROVAL OF CHANGES TO THE TRUST'S

                         FUNDAMENTAL INVESTMENT POLICIES

     The 1940 Act requires investment companies such as the Trust to adopt certain specific investment policies that can be changed only by shareholder vote. An investment company may also elect to designate other policies that may be changed only by shareholder vote. Both types of policies are often referred to as "fundamental policies." Certain of the Trust's fundamental policies had been adopted in the past to reflect regulatory, business or industry conditions that are no longer in effect. Accordingly, the Trustees have authorized the submission to the Trust's shareholders for their approval, and recommended that shareholders approve, the removal, amendment and/or reclassification of certain of the Trust's fundamental policies.

        The proposed amendments would:

     (i) simplify and modernize the fundamental policies that are required to be stated under the 1940 Act;

     (ii) reclassify as operating policies those fundamental policies that are not required to be fundamental under the 1940 Act; and

     (iii) remove those fundamental policies which are no longer required by the securities laws of individual states as a result of the National Securities Markets Improvement Act ("NSMIA"), dated October 11, 1996.

     By reducing to a minimum those policies that can be changed only by shareholder vote, the Trustees believe that the Trust would be able to minimize the costs and delay associated with holding future shareholder meetings to revise fundamental policies that become outdated or inappropriate. The Trustees also believe that the investment adviser's ability to manage the Trust's assets in a changing investment environment will be enhanced and that investment management opportunities will be increased by these changes. The recommended changes are specified below. Each sub-item will be voted on separately, and the approval of any sub-item will require the approval of a majority of the outstanding voting shares of the Trust as defined in the 1940 Act. (See "PROXIES, QUORUM AND VOTING AT THE MEETING" below.)

        PROPOSAL #3(A): TO MAKE NON-FUNDAMENTAL AND TO AMEND THE TRUST'S

        FUNDAMENTAL POLICY REGARDING MATURITY OF MONEY MARKET INSTRUMENTS

     The investment objective of the Trust is to provide stability of principal and current income consistent with stability of principal. One of the Trust's current investment policies, to which it adheres when pursuing its objective, is that it may not invest in a money market instrument having a remaining maturity of more than one year (365 days). This policy was adopted to comply with the provisions that, at the time, governed the maximum maturity of portfolio securities under Rule 2a-7 of the 1940 Act. The purpose of this provision of Rule 2a-7 is to limit the Trust's exposure to interest rate and credit risks associated with long maturity periods. Money market funds that use amortized cost pricing, to attempt to maintain a $1.00 net asset value, such as the Trust, must comply with Rule 2a-7.

     Amendments to Rule 2a-7, adopted by the Commission after the Trust adopted its policy, extended the maximum maturity period for any portfolio security from one year (365 days) to thirteen months (397 days). The Commission adopted the change in order to accommodate money market mutual funds, such as the Trust, that purchase annual tender bonds, and securities on a when-issued or delayed delivery basis. These securities often are not delivered for a period of up to one month after the Trust has made a commitment to purchase them. Since the Trust "books" the securities on the day the Trust agrees to purchase the securities, the maturity period begins on that day.

     The Board is recommending to shareholders that the Trust's investment policy be made non-fundamental. The Trust's new policy would mirror the language of Rule 2a-7, and extend the maximum maturity period of any portfolio security from one year (365 days) to thirteen months (397 days). The Trustees believe that this will benefit the Trust and is in the best interests of shareholders. In approving the proposed change, the Trustees evaluated: (i) compliance with Rule 2a-7, as amended; (ii) the positive effect on the Trust's ability to enter into when-issued and delayed delivery transactions and to purchase annual tender bonds; and (iii) the benefits of enhancing the Trust's yield versus the potential of increasing the Trust's exposure to both credit risk and interest rate risk. This change will in no way affect the Trust's investment policy with respect to the portfolio's average maturity, which, on a dollar-weighted basis, is ninety (90) days or less.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL

     PROPOSAL #3(B): TO MAKE NON-FUNDAMENTAL AND TO AMEND THE TRUST'S POLICY GOVERNING INVESTMENTS IN RESTRICTED SECURITIES

     The Trust's current policy on restricted securities reads as follows:

     "The Trust will not invest in money market instruments which are subject to restrictions on resale under federal securities laws."

     This policy was adopted because historically, restricted securities were viewed as illiquid since they could not be sold within seven days. Investment companies, such as the Trust, are required to meet a shareholder's redemption request at the current net asset value within seven days of receiving the request for redemption. In order to do this, some portion of the securities in the Trust's portfolio must be "liquid" so that the securities can be sold in sufficient time to obtain the necessary cash to meet redemption requests. It is important to note that many restricted securities are, in fact, quite LIQUID and can be purchased without jeopardizing the liquidity of the Trust's portfolio.

     Certain state securities regulators previously required mutual funds to have a fundamental policy limiting investment in restricted securities. Since the enactment of NSMIA, states no longer have the jurisdiction to impose such requirements. Furthermore, rules adopted by the Commission have substantially increased the number of restricted securities that can now be considered liquid and, in addition, have given to the Trustees the ability to determine, under specific guidelines, that a security is liquid. The Trustees may delegate this duty to the investment adviser provided the investment adviser's determination of liquidity is made in accordance with the guidelines established and monitored by the Trustees.

     The Trust's current policy prevents the Trust from acquiring a restricted security that may be viewed by the Trust's investment adviser as liquid, other than Section 4(2) commercial paper. If this proposal is approved, the present prohibition on purchase of restricted securities will become non-fundamental and will be revised. Under the new policy, the Trust will be able to invest to an unlimited extent in restricted securities as long as they meet the Trustees' guidelines for liquidity and the Trust's operating policy on restricted securities would read substantially as follows:



     "The Trust may invest in restricted securities. Restricted securities are any securities which are subject to restrictions on resale under federal securities law. The Trust may invest without limitation in restricted securities which are determined to be liquid under criteria established by the Trustees. To the extent that restricted securities are not determined to be liquid, the Trust will limit their purchase, together with other illiquid securities, to not more than 10% of its net assets."



     Under the Trust's current policy on investing in illiquid securities, if a restricted security is determined not to be liquid, the purchase of that security, together with other illiquid securities, may not exceed 10% of the Trust's total assets. If shareholders do not approve the removal of the policy on restricted securities, the Trust will continue to invest no more than 10% of the value of its total assets in restricted securities of any kind, except
Section 4(2) commercial paper.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL

     PROPOSAL #3(C): TO MAKE NON-FUNDAMENTAL THE PROHIBITION ON TRUST INVESTMENTS IN SECURITIES TO EXERCISE CONTROL OF AN ISSUER

     The Trust's current policy prohibits the acquisition of the securities of any issuer, including investment companies, for the purpose of exercising control over, or management of, any company. The policy states:

     "The Trust will not acquire the voting securities of any issuer. It will not invest in securities issued by any other investment company, except as part of a merger, consolidation or other acquisition. It will not invest in securities of a company for the purpose of exercising control or management."

     "Control" is defined under the 1940 Act as owning 25% or more of the voting securities of an issuer. A controlling ownership is likely to have an effect on the outcome of any shareholder voting on changes related to the operation of the issuing company.



     When the Trust adopted this investment policy, it was required to be fundamental by certain state securities regulators. Since NSMIA, those requirements no longer apply. By making the policy a non-fundamental operating policy, the Trustees will have maximum flexibility to make changes in the policy to benefit the Trust and its shareholders without the expense and delay of holding a shareholder meeting. THIS WILL ENABLE THE TRUST TO ENJOY THE BENEFITS OF AN EXEMPTIVE ORDER ISSUED BY THE COMMISSION (THE "ORDER") THAT ALLOWS THE TRUST TO INVEST IN AFFILIATED MONEY MARKET FUNDS UNDER LIMITED CIRCUMSTANCES.



     If approved by shareholders, it is the intention of the Board to revise the language of the proposed operating policy to eliminate the sentence prohibiting investment in the securities of other investment companies. This prohibition has no relationship to the Trust's policy on investing for control, either in the fundamental form or in the form of the operating policy. When revised, the policy would continue to prohibit the Trust from investing in an issuer for the purpose of exercising control. The Trust does not currently anticipate that it would employ investment techniques the objective of which will be to exercise control over, or management of, any company.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL



     PROPOSAL #3(D): TO MAKE NON-FUNDAMENTAL, AND TO AMEND[,] THE TRUST'S POLICY TO PERMIT THE TRUST TO INVEST IN THE SECURITIES OF OTHER INVESTMENT COMPANIES

     The Trust currently has a fundamental investment policy that prohibits the purchase or retention of shares of any open-end investment company, except for shares acquired as a result of a merger, consolidation or other plan of reorganization. The Trust's investment adviser believes, and the Board has concluded, that this prohibition unnecessarily limits the Trust's investments. Amending this policy would expand the investment opportunities available to the Trust by allowing the Trust to invest in other investment companies. Investments in other investment companies are limited under the 1940 Act and BY THE ORDER. The 1940 Act and the Order limit both the portion of the Trust's assets which may be so invested in a particular fund, and the portion of such a fund which may be owned by the Trust. Normally, each investment company in which the Trust invests will have its own operating expenses, including advisory fees; however, the Trust's adviser will waive the portion of its advisory fee attributable to assets invested in other investment companies. It is expected that the other duplicative expenses are justified by the benefit of having access to the markets in which such FUNDS INVEST, or in the investment techniques or advisers of such funds.



     At the present time, the Board expects to utilize the authority provided by this proposal to invest the Trust's temporary cash reserves in shares of other money market funds. These cash reserves typically arise from the receipt of dividend and interest income from portfolio securities, the receipt of payment for sale of portfolio securities, defensive cash positions and the decision to hold cash to meet redemptions or make anticipated dividend payments. Further, by changing the policy from fundamental to an operating policy, the Trustees believe that maximum flexibility will be afforded to the Trust to amend the policy as appropriate in the future without the burden and delay to the Trust and its shareholders of holding a special meeting.

     The ability to purchase shares of money market funds would be beneficial because it would provide the Trust additional investment opportunities late in each business day, when opportunities to acquire money market instruments are limited. Otherwise, the Trust would be forced to hold some of its cash uninvested, resulting in little or no investment income.

     If shareholders approve this item, the new operating policy will read as follows in: (a) the Prospectus, and (b) the Statement of Additional Information:

        (a)...."INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

     The Trust may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Trust in shares of other investment companies may be subject to such duplicate expenses. At the present time, the Trust expects that its investments in other investment companies will be limited to shares of money market funds, including funds affiliated with the Trust's investment adviser."

        (b)...."INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

     The Trust may invest in the securities of affiliated money market funds as an efficient means of managing the Trust's uninvested cash."

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL

       PROPOSAL #3(E): TO AMEND THE TRUST'S FUNDAMENTAL INVESTMENT POLICY

                  REGARDING BORROWING TO PERMIT THE PURCHASE OF

                   SECURITIES WHILE BORROWINGS ARE OUTSTANDING

     The Trust's current fundamental investment policy on borrowing states that:

     "The Trust will not borrow money except as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 5% of the value of its total assets. In addition, the Trust may enter into reverse repurchase agreements and otherwise borrow up to one-third of the value of its total assets, including the amount borrowed, in order to meet redemption requests without immediately selling portfolio instruments. This latter practice is not for investment leverage but strictly to facilitate management of the portfolio by enabling the Trust to meet redemption requests when the liquidation of portfolio investments would be inconvenient or disadvantageous. Interest paid on borrowed funds will not be available for investment. The Trust will liquidate any such borrowings as soon as possible and may not purchase any portfolio securities while the borrowings are outstanding. However, during the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the Trust will restrict the purchase of portfolio investments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements."

     Management has recommended that the Trustees consider approving a revision to the fundamental policy that would permit the Trust to purchase securities while its borrowings are outstanding, as the Trust's investment adviser believes that the current policy unnecessarily limits the Trust's investments. If approved by shareholders, the phrase "and may not purchase any portfolio securities while the borrowings are outstanding" will be deleted. The Trust would continue to be subject to the same percentage limitation on its borrowings --5% of the value of the Trust's total assets -- if the proposed change is approved.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL

                 PROPOSAL #4: REMOVAL OF CERTAIN OF THE TRUST'S

                         FUNDAMENTAL INVESTMENT POLICIES

     The Board has determined that certain of the current fundamental investment policies are unnecessary and should be removed. Until NSMIA was adopted in 1996, the securities laws of several states required every investment company which intended to sell its shares in those states to adopt policies governing a variety of operational issues, including investment in certain securities. As a consequence of those restrictions, the Trust adopted the investment policies described below and agreed that they would be changed only upon the approval of shareholders. Since these prohibitions are no longer required under current law, the management of the Trust has recommended, and the Board has determined, that these policies should be removed. The removal of these policies would provide greater flexibility in the management of the Trust by permitting the Trust to purchase a broader range of securities that are permitted investments and that are consistent with its investment objective and policies.

     The policies being removed are listed below. Each will be voted on separately, and the approval of each change will require the affirmative vote of a majority of the outstanding voting shares of the Trust as defined in the 1940 Act. (See "PROXIES, QUORUM AND VOTING AT THE MEETING" below.)

     PROPOSAL #4(A): TO REMOVE THE TRUST'S FUNDAMENTAL INVESTMENT POLICY ON

                  INVESTING IN NEW ISSUERS (UNSEASONED ISSUERS)

     The Trustees have determined that the Trust's current policy on investment in new issuers is unnecessary. New issuers are those issuers that are considered "unseasoned" because they have been in operation for less than three years. As a money market fund, the Trust must operate in accordance with the provisions of Rule 2a-7 governing the quality of investment securities to be acquired by the Trust. While the length of the prior record of an issuer may be a factor in evaluating the issuer, other factors can be equally or more important in evaluating the quality of the investment. Therefore, the Trustees are recommending that the following policy be deleted:

     "The Trust will not invest more than 5% of the value of its total assets in money market instruments of unseasoned issuers, including their predecessors, that have been in operation for less than three years."

     If approved, the Trust will be able to invest in unseasoned companies without limit so long as they meet other criteria governing the selection of the Trust's investments.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL

          PROPOSAL #4(B): TO REMOVE THE TRUST'S FUNDAMENTAL INVESTMENT

                  POLICY ON INVESTING IN OIL, GAS AND MINERALS

     The Trustees have determined that the Trust's current investment policy on investment in oil, gas and minerals is unnecessary and are recommending that it be removed by deleting the following:

     "The Trust will not invest in...oil, gas, or other mineral programs or leases,... except that it may purchase money market instruments issued by companies that invest in or sponsor such interests."

     In the event of shareholder approval, any investments by the Trust in securities of issuers which invest in or sponsor such interests will continue to be subject to credit quality standards applicable to all Trust investments.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL

     PROPOSAL #4(C): TO REMOVE THE TRUST'S FUNDAMENTAL INVESTMENT POLICY ON INVESTING IN ISSUERS WHOSE SECURITIES ARE OWNED BY OFFICERS AND TRUSTEES

     The Trustees have determined that the Trust's current policy on investment in issuers whose securities are owned by Officers and Trustees of the Trust is unnecessary and are recommending that it be removed by deleting the following:

     "The Trust will not purchase or retain the securities of any issuer if the Officers and Trustees of the Trust or its investment adviser owning individually of 1% of the issuer's securities together own more than 5% of the issuer's securities."

     This policy originated many years ago and was intended to prevent conflicts of interest in the management of mutual funds. Preventing conflicts of interest in Trust management is a critically important objective. Management believes that the Trust's Code of Ethics provides the best way to accomplish this goal. The Code of Ethics, which has been adopted in accordance with SEC rules, restricts the private investment activities of Officers, Trustees and key advisory personnel and a wide range of employees of the Trust's investment adviser. If approved, the Trust will be able to invest in issuers without regard to whether the Officers or Trustees of the Trust or its adviser own any securities of those issuers. However, because of the types of securities purchased by the Trust, it is highly unlikely that the Trust will purchase securities of any issuers whose securities are owned in material amounts by Officers or Trustees of the Trust or its investment adviser.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL

     PROPOSAL #4(D): TO REMOVE THE TRUST'S FUNDAMENTAL INVESTMENT POLICY ON

                              INVESTING IN OPTIONS

     The Trustees have determined that the Trust's current investment policy on investment in options is unnecessary and are recommending that it be removed by deleting the following:

     "The Trust will not invest in puts, calls, straddles or any combination thereof."

     Like the proposals above, this policy originated in now obsolete state securities laws.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL

     PROPOSAL #4(E): TO REMOVE THE TRUST'S FUNDAMENTAL INVESTMENT POLICY REGARDING SHORT-TERM LIQUIDITY REQUIREMENTS

     The Trust presently pursues its investment objective by investing in a portfolio of money market instruments maturing in one year or less that qualify as short-term liquid assets under Section 566.1(h) (12 C.F.R. Section 566.1(h)) of the Office of Thrift Supervision Regulations ("Section 566.1(h)"). Although
Section 566.1(h) has been rescinded, the Trust continues to be limited in its investments to short-term liquid assets under the prior definition. The securities that qualify as short-term liquid assets under Section 566.1(h) include time deposits in a Federal Home Loan Bank; obligations of the United States; obligations of U.S. government agencies or instrumentalities; time and savings deposits; loans of federal funds and similar loans of unsecured day(s) funds; and general obligations of any state or territory of the United States.

     The Trust's investment adviser believes, and the Board has concluded, that this fundamental investment policy unnecessarily limits the Trust's investments. By making this policy non-fundamental, the Trust will be able to invest in a broader array of money market instruments with longer maturities and potentially higher yields, consistent with the Trust's investment objective, thereby expanding the investment opportunities available to the Trust. The Trust's investments will continue to be subject to the quality standards of Rule 2a-7 under the 1940 Act, the credit analysis of the Trust's investment adviser and the liquidity standard of Section 566. In addition, the Trust intends to continue to adhere to its non-fundamental operating policy of limiting its portfolio to legal investments for federal credit unions.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL

                PROPOSAL #4(F): TO REMOVE THE TRUST'S FUNDAMENTAL

                    INVESTMENT POLICY REGARDING CONCENTRATION



     The 1940 Act requires every investment company to state a fundamental policy regarding its intention to concentrate portfolio investments in one industry. Investments of more than 25% of the value of an investment company's assets in any one industry represent a "concentration" in that particular industry. However, if an investment company does not intend to concentrate its INVESTMENTS, this must also be stated.



     The Trust is presently subject to a fundamental investment policy regarding concentration that states:

     "The Trust will invest at least 25% of its total assets in bank instruments such as time and demand deposits and certificates of deposit, or instruments secured by these instruments such as repurchase agreements. It may invest less than 25% when, in the opinion of the investment adviser, it is advisable to maintain a temporary defensive posture."

     Since the Trust adopted its policy reserving freedom to concentrate investments in the obligations discussed above, the investment focus of the Trust's investment adviser and the types of securities in which it would like to invest the Trust's assets have changed. Therefore, the Trust's investment adviser has proposed to eliminate the concentration policy discussed above, and would like to reserve the freedom to concentrate the Trust's investments in instruments and obligations of U.S. banks and bank holding companies. By modifying this policy, the investment adviser believes the Trust will have greater flexibility to invest in a broader array of securities that are acceptable investments for the Trust in seeking to achieve its investment objective of providing stability of principal and current income consistent with stability of principal.



     Therefore, the Trustees have recommended that the Trust's fundamental investment policy on CONCENTRATION be eliminated, and that it be replaced with the following operating policy:



     "The Trust will not invest 25% or more of its total assets in any one industry. However, investing in U.S. government securities and domestic bank instruments shall not be considered investments in any one industry."

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL

     PROPOSAL #5: TO APPROVE A CLARIFYING AMENDMENT TO THE TRUST'S INVESTMENT ADVISORY AGREEMENT TO EXCLUDE RULE 12B-1 FEES AND SHAREHOLDER SERVICE FEES

                              FROM THE EXPENSE CAP



     The Trust obtains its investment advisory services from Federated Research Corp. (the "Adviser"), pursuant to an investment advisory agreement dated AUGUST 1, 1989 (the "Advisory Agreement"). At a meeting held on MAY 12, 1998, the Advisory Agreement was continued by the Board of Trustees of the Trust for one year ending MAY 31, 1999. Under the Advisory Agreement, the Trust pays the Adviser an annual fee of 0.40% of the average daily net assets of the Trust.



     The Advisory Agreement provides that the Adviser will reimburse the Trust, up to the gross amount of the advisory fee, the amount, if any, by which the aggregate normal operating expenses of the Trust exceed 0.45% of the average daily net assets of the Trust during the period. The Advisory Agreement excludes from the expense limitation provision a variety of expenditures, including interest, taxes, brokerage commissions, federal and state registration fees, expenses of withholding taxes, and extraordinary expenses. The expense obligation also does not include expenses incurred by shareholders utilizing the transfer agent's subaccounting facilities.

     The current Advisory Agreement, including the foregoing expense limitation provisions, is substantially identical to that contained in the original investment advisory contract established at the time of the Trust's creation in 1980. At such time, it was not customary for a mutual fund to use its own assets specifically to finance distribution or shareholder servicing and neither the Trust nor the Adviser considered the term "normal operating expenses" to include such costs. When the original investment advisory contract was replaced by successive agreements required because of the automatic termination of the predecessor agreements, neither the Trust nor the Adviser deemed it necessary to revise the language of the foregoing expense limitation to clarify that such provision did not include expenses incurred pursuant to a Rule 12b-1 or shareholder servicing plan.



     In intervening years, however, the use of Rule 12b-1 and shareholder servicing plans has become commonplace throughout the mutual fund industry and the Adviser and the Board of Trustees of the Trust have determined that it would be in the best interests of the Trust and its shareholders to clarify that such expense limitation provision does not apply to expenses arising under a Rule 12b-1 or shareholder servicing plan and have directed that such AMENDMENT be submitted to shareholders for ratification and approval.



     If approved by shareholders, the above-described clarifying amendment will have no impact on expenses currently borne by the Trust. The Adviser has undertaken, and the Board of Trustees has agreed, not to implement any Rule 12b-1 or shareholder servicing plan that would increase expenses borne indirectly by current shareholders without the further approval of shareholders. The principal effect of the clarifying amendment, therefore, is to eliminate any uncertainty concerning the Trust's ability, without further shareholder approval, to implement Rule 12b-1 and/or shareholder servicing plans for newly-established portfolios or classes of shares.

     The approval of the amendment to the Advisory Agreement will require the affirmative vote of a majority of the outstanding voting securities of the Trust as defined in the 1940 Act. (See "PROXIES, QUORUM AND VOTING AT THE MEETING" below.)

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL

     PROPOSAL #6: TO APPROVE AN AMENDMENT AND RESTATEMENT TO THE TRUST'S DECLARATION OF TRUST TO REQUIRE THE APPROVAL OF A MAJORITY OF THE OUTSTANDING VOTING SHARES IN THE EVENT OF THE SALE AND CONVEYANCE OF THE ASSETS OF THE TRUST TO ANOTHER TRUST OR CORPORATION

     Mutual funds, such as the Trust, are required to organize under the laws of a state and to create and be bound by organizational documents outlining how they will operate. In the case of the Trust, these organizational documents are the Declaration of Trust and the By-Laws. Since the adoption of the Trust's current Declaration of Trust, the market for mutual funds has evolved, requiring mutual funds to be more flexible in their operation to respond quickly to changes in the market. A specific item in the current Declaration of Trust prohibits the Trust from responding quickly and favorably to changing markets without going to the expense and delay of holding a shareholder meeting.



     Accordingly, the Trustees have approved, and have authorized the submission to the Trust's shareholders for their approval, of an amendment to the Trust's Declaration of Trust, described below. The approval of the amendment will require the affirmative vote of a majority of the outstanding voting securities of the Trust as defined in the Declaration of Trust. (See "PROXIES, QUORUM AND VOTING AT THE MEETING" below.) If the Reorganization recommended in proposal #7 is approved and completed, the Trust will become a series of MONEY MARKET OBLIGATIONS TRUST, AN AFFILIATED OPEN-END INVESTMENT COMPANY, which will have the authority requested here.



     Article XII, Section 4(b) of the Declaration of Trust currently requires the approval of the holders of at least two-thirds of all of the outstanding shares of the Trust to approve any sale and conveyance of the assets of the Trust to another open-end management investment company. To reduce the likelihood of greater expenses in a proposed solicitation for the approval of any sale and conveyance (including a proposal in this Proxy Statement), the Trustees have adopted an amendment that would permit a majority vote to approve such a transaction. A majority vote means the affirmative vote of: (a) 67% or more of the voting securities present at the meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or
(b) more than 50% of the outstanding voting securities, whichever is less. The amendment would provide the Trust with greater flexibility, and in the event circumstances warrant the approval of the Board, the Trustees could determine that a sale and conveyance of assets would be in the best interest of the Trust. The Trustees are recommending that shareholders approve the adoption of this proposed amendment to the Declaration of Trust.

     Proposal #7 on the agenda of the Meeting is a recommendation by the Board that the shareholders of the Trust approve a proposed Reorganization of the Trust with and into an affiliated open-end management investment company. If this proposal #6 is approved by the shareholders at the Meeting, it will become effective immediately, and will be deemed to govern the approval of proposal #7.

     If approved by shareholders, Article XII, Section 4(b) of the Declaration of Trust would be amended to read as follows:

     "(b) The Trustees, with the approval of a Majority Shareholder Vote, may by unanimous action sell and convey the assets of the Trust, or a class or series of the Trust, to another trust or corporation organized under the laws of any state of the United States, which is a diversified open-end management investment company as defined in the 1940 Act, for an adequate consideration which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent, of the Trust, or a class or series of the Trust, and which may include shares of beneficial interest or stock of such trust or corporation. Upon making provision for the payment of all such liabilities, by such assumption or otherwise, the Trustees shall distribute the remaining proceeds ratably among the holders of the Shares of the Trust, or a class or series of the Trust, then outstanding. For the purposes of this provision, a "Majority Shareholder Vote" means the affirmative vote of the lesser of: (a) more than 50% of the outstanding voting securities entitled to vote upon the matter, or (b) 67% or more of the voting securities present at the meeting if the holders of 50% or more of the outstanding voting securities entitled to vote on the matter are present at the meeting in person or by proxy."



     In the event that the amendment to Article XII, Section 4(b) is not approved by shareholders, this section of the Declaration of Trust will remain as it currently exists, and the Board of Trustees will consider what action, if any, should be taken. The approval of proposal #7 will then require the affirmative vote of two-thirds of the shares of the Trust entitled to be voted upon that matter.



               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL

               PROPOSAL #7: TO APPROVE THE PROPOSED REORGANIZATION

     The Board of Trustees of the Trust has voted to recommend to shareholders of the Trust the approval of an Agreement and Plan of Reorganization (the "Reorganization Agreement") whereby Money Market Obligations Trust, a Massachusetts business trust ("MMOT"), on behalf of its portfolio, Liquid Cash Trust (the "New Fund"), would acquire all of the assets (subject to the liabilities) of the Trust in exchange for shares of beneficial interest of the New Fund to be distributed pro rata by the Trust to its shareholders in complete liquidation and dissolution of the Trust (the "Reorganization"). As a result of the Reorganization, each shareholder of the Trust will become the owner of New Fund shares having a total net asset value equal to the total net asset value of his or her holdings in the Trust on the date of the Reorganization.



     MMOT is an open-end management investment company which currently includes thirteen portfolios, each of which has its own investment objective. The New Fund is a newly-organized portfolio of MMOT (INITIALLY A "SHELL" PORTFOLIO) WITH THE SAME OBJECTIVE AND INVESTMENT STRATEGIES AS THE TRUST. ITS investment objective is stability of principal and current income consistent with stability of principal. The New Fund pursues this investment objective by investing in a portfolio of money market instruments maturing in 13 months or less. The average maturity of money market instruments in the New Fund's portfolio, computed on a dollar weighted basis, will be 90 days or less. The Trust has an identical investment objective. Subject to shareholder approval of proposal #3(A), the Trust pursues its investment objective by investing in a portfolio of money market instruments maturing in thirteen months or less. The average maturity of money market instruments in the Trust's portfolio, computed on a dollar weighted basis, will be 90 days or less. Both the Trust and the New Fund are money market mutual funds which seek to stabilize their offering and redemption prices at $1.00 per share, although there can be no assurance that either the Trust or the New Fund will be able to do so. (See "Comparison of Investment Policies and Risk Factors" below.) An investment in the Trust or the New Fund is neither insured nor guaranteed by the U.S. government.



     As a condition to the Reorganization transactions, the Trust and MMOT will receive an opinion of counsel that the Reorganization will be considered a tax-free "reorganization" under applicable provisions of the Internal Revenue Code, so that no gain or loss for federal income tax purposes will be recognized by either the Trust or MMOT or the shareholders of the Trust and the New Fund. The tax basis of the New Fund shares received by Trust shareholders will be the same as the tax basis of their shares in the Trust.

     Significant components of the Reorganization and provisions of the Reorganization Agreement are summarized below; however, this summary of the Reorganization Agreement is qualified in its entirety by reference to the full text of the Reorganization Agreement between the Trust and MMOT, a copy of which is attached as Appendix I to this Proxy Statement.

DESCRIPTION OF THE REORGANIZATION AGREEMENT

     The Reorganization Agreement provides that all of the assets of the Trust will be transferred to the New Fund, subject to the liabilities of the Trust. Each holder of shares of the Trust will receive the same number (with the same aggregate value) of shares of the New Fund as the shareholder had in the Trust immediately prior to the Reorganization. The Trust's shareholders will not pay a sales charge, commission or other transaction cost in connection with their receipt of the shares of the New Fund.

     Following the transfer of assets and assumption of liabilities of the Trust to and by the New Fund, and the issuance of shares by the New Fund to the Trust, the Trust will distribute the shares of the New Fund received by the Trust among the shareholders of the Trust in proportion to the number of shares each such shareholder holds in the Trust. In addition to receiving the shares of the New Fund, each shareholder of the Trust will have a right to receive any declared and unpaid dividends or other distributions of the Trust. Following the Reorganization, shareholders of the Trust will be shareholders of the New Fund. Upon the completion of the Reorganization, the Trust will be deregistered as an investment company under the 1940 Act and its existence terminated under state law. The stock transfer books of the Trust will be permanently closed after the Reorganization. MMOT will not issue share certificates with respect to shares of the New Fund issued in connection with the Reorganization.

     The Reorganization is subject to certain conditions, including: approval of the Reorganization Agreement and the transactions and exchange contemplated thereby as described in this Proxy Statement by the shareholders of the Trust; the receipt of a legal opinion described in the Reorganization Agreement regarding tax matters; the receipt of certain certificates from the parties concerning the continuing accuracy of the representations and warranties in the Reorganization Agreement and other matters; and the parties' performance, in all material respects, of the agreements and undertakings in the Reorganization Agreement. Assuming satisfaction of the conditions in the Reorganization Agreement, the Reorganization is expected to occur on or after April 23, 1999.

     The Trust's investment adviser is responsible for the payment of all expenses of the Reorganization incurred by either party, whether or not the Reorganization is consummated. Such expenses include, but are not limited to, legal fees, registration fees, transfer taxes (if any), the fees of banks and transfer agents and the costs of preparing, printing, copying and mailing proxy solicitation materials to the Trust's shareholders.

     The Reorganization may be terminated at any time prior to its consummation by either the Trust or MMOT if circumstances should develop that, in the opinion of either the Board of the Trust or the Board of Trustees of MMOT, make proceeding with the Reorganization inadvisable. The Reorganization Agreement provides further that at any time prior to the consummation of the
Reorganization: (i) the parties thereto may amend or modify any of the provisions of the Reorganization Agreement, provided that such amendment or modification would not have a material adverse effect upon the benefits intended under the Reorganization Agreement and it would be consistent with the best interests of the shareholders of the Trust and the New Fund; and (ii) either party may waive any of the conditions set forth in the Reorganization Agreement if, in the judgment of the waiving party, such waiver will not have a material adverse effect on the benefits intended under the Reorganization Agreement to the shareholders of the Trust or the shareholders of the New Fund, as the case may be.

REASONS FOR THE PROPOSED REORGANIZATION

     The Trust was established as a Massachusetts business trust in 1980. Although the Board has been satisfied with the Trust's performance, it, and the Trust's investment adviser, believe that certain operating efficiencies can be achieved by reorganizing the Trust as a portfolio of MMOT rather than remaining as a separate entity. Accordingly, the Trust's investment adviser has recommended to the Board of Trustees of MMOT that the New Fund be organized for the purpose of acquiring the Trust's assets and thereby reorganizing the Trust as a portfolio of MMOT. The Trust's investment adviser similarly recommended to the Trustees of the Trust that the Trust's assets be transferred to MMOT, on behalf of the New Fund, in order to reorganize it as a separate portfolio of MMOT. In connection with this proposal, the Trust's investment adviser emphasized the comparable advisory services provided to the Trust and the New Fund, the identical investment objectives and investment policies of the Trust and the New Fund, and the administrative convenience and simplification of management achievable by operating the Trust as a portfolio of MMOT.

BOARD OF TRUSTEES' CONSIDERATIONS AND RECOMMENDATIONS

     The Trust's Board of Trustees, at its meeting on November 17, 1998, concluded that the reorganization of the Trust as a portfolio of MMOT could provide for operating efficiencies. The Trust's Trustees also noted that Trust shareholders would continue to receive the same quality of investment management services from the New Fund's investment adviser, which is also the Trust's investment adviser. The Trust's Board of Trustees, including a majority of the Trustees who are not "interested persons," additionally determined that participation in the Reorganization is in the best interests of the Trust and that the interests of the Trust shareholders would not be diluted as a result of its effecting the Reorganization. Based upon the foregoing considerations, and the fact that shareholders of the Trust will not suffer any adverse federal income tax consequences as a result of the Reorganization, the Board of Trustees of the Trust unanimously voted to approve, and recommended to Trust shareholders the approval of, the Reorganization.

     The Board of Trustees of MMOT, including the Trustees who are not "interested persons," at the Board's meeting on November 17, 1998, unanimously concluded that consummation of the Reorganization is in the best interests of MMOT and the shareholders of the New Fund, and that the interests of New Fund shareholders would not be diluted as a result of effecting the Reorganization. As a consequence, the Board of Trustees of MMOT unanimously approved the Reorganization Agreement. Under the terms of the Declaration of Trust, the approval of the Reorganization requires the affirmative vote of two-thirds of the outstanding voting securities of the Trust. If proposal #6 is approved, that amendment to the Declaration of Trust will become effective immediately, and this proposal #7 to approve the Reorganization will require the affirmative vote of a majority of the outstanding voting shares of the Trust as defined under the Declaration of Trust. (See "PROXIES, QUORUM AND VOTING AT THE MEETING" below.)

FEDERAL INCOME TAX CONSEQUENCES

     As a condition to the Reorganization transactions, the Trust and MMOT, on behalf of the New Fund, will receive an opinion from Dickstein Shapiro Morin & Oshinsky LLP, special counsel to the Trust and MMOT, to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), current administrative rules and court decisions, for federal income tax purposes: (1) the Reorganization as set forth in the Reorganization Agreement will constitute a tax-free reorganization under section 368(a)(1)(F) of the Code; (2) no gain or loss will be recognized by the New Fund upon its receipt of the Trust's assets in exchange for New Fund shares; (3) no gain or loss will be recognized by the Trust upon the transfer of its assets to the New Fund in exchange for New Fund shares or upon the distribution (whether actual or constructive) of the New Fund shares to the Trust shareholders in exchange for their shares of the Trust; (4) no gain or loss will be recognized by shareholders of the Trust upon exchange of the Trust shares for New Fund shares; (5) the holding period and tax basis for the Trust's assets acquired by the New Fund will be the same as the holding period and the tax basis to the Trust immediately prior to the Reorganization; (6) the holding period of New Fund shares received by shareholders of the Trust pursuant to the Reorganization Agreement will be the same as the holding period of Trust shares held by such shareholders immediately prior to the Reorganization, provided the Trust shares were held as capital assets on the date of the Reorganization; and (7) the tax basis of New Fund shares received by shareholders of the Trust pursuant to the Reorganization Agreement will be the same as the tax basis of Trust shares held by such shareholders immediately prior to the Reorganization.

     The Trust and MMOT have not sought a tax ruling from the Internal Revenue Service ("IRS"), but are acting in reliance upon the opinion of counsel discussed in the previous paragraph. That opinion is not binding on the IRS and does not preclude the IRS from adopting a contrary position. Shareholders should consult their own advisers concerning the potential tax consequences to them, including state and local income taxes.

COMPARISON OF INVESTMENT POLICIES AND RISK FACTORS



     The investment objective of the Trust is identical to the investment objective of the New Fund. Investments in the Trust and the New Fund are not insured or guaranteed by the U.S. GOVERNMENT. Since the Trust and the New Fund are managed to maintain a constant net asset value, the Trust and the New Fund have little risk of principal loss. However, investments in the Trust and the New Fund are subject to certain risks, which include, but are not limited to, the following: the possibility that issuers of securities owned by the Trust and the New Fund will have their credit ratings downgraded; the ability of the issuers of securities owned by the Trust and the New Fund to meet their obligations for payment of principal and interest when due or to repurchase such securities as previously agreed; interest rate or market risk, which is the potential for fluctuations in the prices of debt securities owned by the Trust and the New Fund, due to changing interest rates (e.g., when interest rates rise, bond prices generally decline); prepayment or call risk, which is the likelihood that, during periods of falling interest rates, debt securities will be prepaid (or "called") prior to maturity, requiring the proceeds to be invested by the Trust and the New Fund at a generally lower interest rate; and international economic and political developments, which may have an impact on issuers of securities owned by the Trust and the New Fund.

     The investment policies of the New Fund have been established to mirror the present policies and restrictions of the Trust. If the Reorganization is approved by shareholders of the Trust, prior to the issuance of any shares of the New Fund, and in accordance with the governing instruments of the New Fund, the Trustees of MMOT will make changes to the policies and restrictions of the New Fund that parallel any changes approved by the shareholders at the Meeting. As a result, at the effective time of the Reorganization, the investment policies and restrictions of the Trust and the New Fund will be identical.



COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS AND OBLIGATIONS

     Each of the Trust and MMOT is organized as a business trust pursuant to a Declaration of Trust under the laws of the Commonwealth of Massachusetts. The rights of shareholders of the Trust and of shareholders of MMOT relating to voting, distributions and redemptions, as set forth in the applicable Declaration of Trust and By-Laws, are substantively identical. Set forth below is a brief summary of the significant rights of shareholders of the Trust and of MMOT.

     Neither the Trust nor MMOT are required to hold annual meetings of shareholders. Shareholder approval is necessary only for certain changes in operations or the election of Trustees under certain circumstances. A special meeting of shareholders of either the Trust or MMOT for any permissible purpose shall be called by the Trustees upon the written request of the holders of at least 10% of the outstanding shares of the Trust or MMOT, as the case may be. Each share of the Trust and MMOT is entitled to one vote. All shares of MMOT have equal voting rights, except that only shares of the New Fund are entitled to vote on matters only affecting the New Fund.

     Under certain circumstances, shareholders of the Trust and shareholders of the New Fund may be held personally liable as partners under Massachusetts law for obligations of the Trust or of MMOT, respectively. To protect their shareholders, the Trust and MMOT have filed legal documents with the Commonwealth of Massachusetts that expressly disclaim the liability of their shareholders for such acts or obligations of the Trust or MMOT. These documents require that notice of this disclaimer be given in each agreement, obligation or instrument that the Trust or MMOT or their Trustees enter into or sign.

     In the unlikely event a shareholder is held personally liable for the Trust's or the New Fund's obligations, each of the Trust and the New Fund is required to use its property to protect or compensate the shareholder. On request, the Trust or the New Fund will defend any claim made and pay any judgment against a shareholder for any act or obligation of the New Fund. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust or MMOT cannot meet its obligations to indemnify shareholders and pay judgments against them from the assets of the Trust or MMOT.

     PURCHASE AND REDEMPTION INFORMATION, EXCHANGE PRIVILEGES, DISTRIBUTION AND PRICING

     The purchase, redemption, exchange privileges and distribution policies of the Trust and the New Fund are identical.

     THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE TRUST VOTE "FOR" APPROVAL OF THE REORGANIZATION AGREEMENT

                           INFORMATION ABOUT THE TRUST

PROXIES, QUORUM AND VOTING AT THE MEETING

     Only shareholders of record on the Record Date will be entitled to vote at the Meeting. Each share of the Trust is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote. Under both the Investment Company Act of 1940 and the Declaration of Trust, the favorable vote of a "majority of the outstanding voting shares" of the Trust means: (a) the holders of 67% or more of the outstanding voting securities present at the Meeting, if the holders of 50% or more of the outstanding voting securities of the Trust are present or represented by proxy; or (b) the vote of the holders of more than 50% of the outstanding voting securities, whichever is less.

     Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Trust. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained in the proxies. IF NO INSTRUCTION IS GIVEN ON THE PROXY, THE PERSONS NAMED AS PROXIES WILL VOTE THE SHARES REPRESENTED THEREBY IN FAVOR OF THE MATTERS SET FORTH IN THE ATTACHED NOTICE.

     In order to hold the Meeting, a "quorum" of shareholders must be present. Holders of one-fourth of the total number of outstanding shares of the Trust, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposals made.

     For purposes of determining a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are PRESENT but which have not been VOTED. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of the proposals.



     If a quorum is not present, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies with respect to such proposal(s). All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote against any such adjournment those proxies which they are required to vote AGAINST the proposal and will vote in FAVOR of the adjournment other proxies which they are entitled to vote. A shareholder vote may be taken on other proposals in this PROXY STATEMENT prior to any such adjournment if sufficient votes have been received for approval.

     As referred to in this Proxy Statement, THE "FEDERATED FUND COMPLEX," "The Funds" or "Funds" include the following investment companies: Automated Government Money Trust; Cash Trust Series II; Cash Trust Series, Inc.; CCB Funds; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Core Trust; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; Fixed Income Securities, Inc.; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Liberty Term Trust, Inc. - 1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; Regions Funds; RIGGS Funds; Tax-Free Instruments Trust; The Planters Funds; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; WesMark Funds; WCT Funds; World Investment Series, Inc.; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; High Yield Cash Trust; Investment Series Trust; Targeted Duration Trust; The Virtus Funds; and Trust for Financial Institutions.



SHARE OWNERSHIP OF THE TRUSTEES

     Officers and Trustees of the Trust own less than 1% of the Trust's outstanding shares.



     At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding shares of the
Trust: CENTRAL BANK & TRUST CO., LEXINGTON, KY, OWNED APPROXIMATELY 46,200,000.0000 SHARES (9.96%); AND ATHENS FEDERAL SAVINGS AND LOAN ASSOCIATION, ATHENS, TN, OWNED APPROXIMATELY 26,549,193.1600 SHARES (5.72%).

TRUSTEE COMPENSATION

NAME,                              AGGREGATE                   TOTAL COMPENSATION PAID
POSITION WITH                     COMPENSATION                   FROM FUND COMPLEX+

TRUS                                TRUST1#

---------------------------- ----------------------- --------------------------------------------
John F. Donahue *@                     $0            $-0- for the Trust and
                ==                     ==
CHAIRMAN AND TRUSTEE                                 56 other investment companies in the Fund
=====================
                                                     Complex[

Thomas G. Bigley                    1,360.60         $113,860.22] for the Trust AND
                                                     ============               ===
TRUSTEE                                              56 other investment companies in the Fund
=======
                                                     Complex

John T. Conroy, Jr.                $1,496.88         $125,264.48 for the Trust AND
                                                     ===========               ===
TRUSTEE                                              56 other investment companies in the Fund
=======
                                                     Complex

William J. Copeland                $1,496.88         $125,264.48 for the Trust AND
                                                     ===========               ===
TRUSTEE                                              56 other investment companies in the Fund
=======
                                                     Complex

James E. Dowd                      $1,496.88         $125,264.48 for the Trust AND
                                                     ===========               ===
TRUSTEE                                              56 other investment companies in the Fund
=======
                                                     Complex

Lawrence D. Ellis, M.D.*           $1,360.60         $113,860.22 for the Trust AND
                       =                             ===========               ===
TRUSTEE                                              56 other investment companies in the Fund
=======
                                                     Complex

Edward L. Flaherty, Jr. @          $1,496.88         $125,264.48 for the Trust AND
                        =                            ===========               ===
TRUSTEE                                              56 other investment companies in the Fund
=======
                                                     Complex

Peter E. Madden                    $1,360.60         $113,860.22 for the Trust AND
                                                     ===========               ===
TRUSTEE                                              56 other investment companies in the Fund
=======
                                                     Complex

John E. Murray, Jr.                $1,360.60         $113,860.22 for the Trust AND
                                                     ===========               ===
TRUSTEE                                              56 other investment companies in the Fund
=======
                                                     Complex

Wesley W. Posvar                   $1,360.60         $113,860.22 for the Trust AND
                                                     ===========               ===
TRUSTEE                                              56 other investment companies in the Fund
=======
                                                     Complex

Marjorie P. Smuts                  $1,360.60         $113,860.22 for the Trust AND
                                                     ===========               ===
TRUSTEE                                              56 other investment companies in the Fund
=======
                                                     Complex



1 Information is furnished for the fiscal year ended March 31, 1998.

     # The aggregate compensation is provided for the Trust which is comprised of one portfolio.

+The information is provided for the last calendar year.

     * THIS TRUSTEE IS DEEMED TO BE AN "INTERESTED PERSON" AS DEFINED IN THE 1940 ACT.

@ MEMBER OF THE EXECUTIVE COMMITTEE.



     During the fiscal year ended March 31, 1998, there were four meetings of the Board of Trustees. The interested Trustees, other than Dr. Ellis, do not receive fees from the Trust. Dr. Ellis is an interested person by reason of the employment of his son-in-law by Federated Securities Corp. All Trustees were reimbursed for expenses for attendance at Board of Trustees meetings.



     THE EXECUTIVE COMMITTEE OF THE BOARD OF TRUSTEES HANDLES THE RESPONSIBILITIES OF THE BOARD BETWEEN MEETINGS OF THE BOARD. Other than its Executive Committee, the Trust has one Board committee, the Audit Committee. Generally, the function of the Audit Committee is to assist the Board of Trustees in fulfilling its duties relating to the Trust's accounting and financial reporting practices and to serve as a direct line of communication between the Board of Trustees and the independent auditors. The specific functions of the Audit Committee include recommending the engagement or retention of the independent auditors, reviewing with the independent auditors the plan and the results of the auditing engagement, approving professional services provided by the independent auditors prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent auditors, reviewing the scope and results of the Trust's procedures for internal auditing, and reviewing the Trust's system of internal accounting controls.

     FOR THE MOST RECENTLY COMPLETED FISCAL YEAR, Messrs. Flaherty, Conroy, Copeland, and Dowd SERVED on the Audit Committee. These Trustees are not interested Trustees of the Trust. During the fiscal year ended March 31, 1998, there were four meetings of the Audit Committee. All of the members of the Audit Committee were present for each meeting. Each member of the Audit Committee receives an annual fee of $100 plus $25 for attendance at each meeting and is reimbursed for expenses of attendance.



OFFICERS OF THE TRUST

     The executive officers of the Trust are elected annually by the Board of Trustees. Each officer holds the office until qualification of his successor. The names and birthdates of the executive officers of the Trust and their principal occupations during the last five years are as follows:

John F. Donahue
Federated Investors Tower

Pittsburgh, PA

Birthdate:  July 28, 1924

Chairman and Trustee



     Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director or Trustee of the Funds. Mr. Donahue is the father of J. CHRISTOPHER Donahue, Executive Vice President of the Trust and A Nominee for Trustee.



J. Christopher Donahue
Federated Investors Tower

Pittsburgh, PA

Birthdate: April 11, 1949

Executive Vice President



     President OR EXECUTIVE VICE PRESIDENT OF THE FEDERATED FUND COMPLEX; DIRECTOR OR TRUSTEE OF SOME OF THE FUNDS IN THE FEDERATED FUND COMPLEX; PRESIDENT AND DIRECTOR, Federated Investors, INC.; PRESIDENT AND TRUSTEE, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Trust.



Edward C. Gonzales
Federated Investors Tower

Pittsburgh, PA

Birthdate: October 22, 1930

Executive Vice President



     TRUSTEE OR DIRECTOR OF SOME OF THE FUNDS IN THE FEDERATED FUND COMPLEX; PRESIDENT, EXECUTIVE VICE PRESIDENT AND TREASURER OF SOME OF THE FUNDS IN THE FEDERATED FUND COMPLEX; VICE CHAIRMAN, FEDERATED INVESTORS, INC.; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company.



John W. McGonigle
Federated Investors Tower

Pittsburgh, PA

Birthdate: October 26, 1938



EXECUTIVE VICE PRESIDENT AND SECRETARY

     EXECUTIVE VICE PRESIDENT AND SECRETARY OF THE FEDERATED FUND COMPLEX; Executive Vice President, Secretary AND DIRECTOR

     Federated Investors, INC.; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Director, Federated Services Company; Director, Federated Securities Corp.

WILLIAM D. DAWSON, III
FEDERATED INVESTORS TOWER

PITTSBURGH, PA

BIRTHDATE:  MARCH 3, 1949

CHIEF INVESTMENT OFFICER

     CHIEF INVESTMENT OFFICER OF THE TRUST AND VARIOUS OTHER FUNDS IN THE FEDERATED FUND COMPLEX]; Executive Vice President FEDERATED INVESTMENT COUNSELING, FEDERATED GLOBAL RESEARCH CORP., FEDERATED ADVISERS, FEDERATED MANAGEMENT, FEDERATED RESEARCH, AND PASSPORT RESEARCH, LTD.; REGISTERED REPRESENTATIVE, FEDERATED SECURITIES CORP.; PORTFOLIO MANAGER, FEDERATED ADMINISTRATIVE SERVICES; VICE PRESIDENT, FEDERATED INVESTORS, INC; FORMERLY:
EXECUTIVE VICE PRESIDENT AND SENIOR VICE PRESIDENT, FEDERATED INVESTMENT COUNSELING INSTITUTIONAL PORTFOLIO MANAGEMENT SERVICES DIVISION; SENIOR VICE PRESIDENT, FEDERATED RESEARCH CORP., FEDERATED ADVISERS, FEDERATED MANAGEMENT, FEDERATED RESEARCH, AND PASSPORT RESEARCH, LTD.



Richard B. Fisher
Federated Investors Tower

Pittsburgh, PA

Birthdate: May 17, 1923

Vice President



     PRESIDENT OR VICE PRESIDENT OF SOME OF THE FUNDS IN THE FEDERATED FUND COMPLEX; DIRECTOR OR TRUSTEE OF SOME OF THE FUNDS IN THE FEDERATED FUND COMPLEX; Executive Vice President, Federated Investors, INC.; Chairman and Director, Federated Securities Corp.

SUSAN R. HILL]
FEDERATED INVESTORS TOWER

PITTSBURGH, PA

BIRTHDATE:  JUNE 20, 1963

VICE PRESIDENT

     VICE PRESIDENT OF FEDERATED RESEARCH CORP.; FORMERLY: ASSISTANT VICE PRESIDENT OF FEDERATED RESEARCH CORP.

RICHARD J. THOMAS
FEDERATED INVESTORS TOWER

PITTSBURGH, PA

BIRTHDATE:  JUNE 17, 1954

TREASURER

     TREASURER OF THE FEDERATED FUND COMPLEX; VICE PRESIDENT - FUNDS FINANCIAL SERVICES DIVISION, FEDERATED INVESTORS, INC.; FORMERLY: VARIOUS MANAGEMENT POSITIONS WITHIN
FUNDS FINANCIAL SERVICES DIVISION OF FEDERATED INVESTORS, INC.

     NONE OF THE OFFICERS of the Trust received salaries from the Trust during the fiscal year ended March 31, 1998.



          OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

     The Trust is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to Liquid Cash Trust, Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, so that they are received within a reasonable time before any such meeting.

     No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Trust.

     SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

                       By Order of the Board of Trustees,

                                John W. McGonigle
                                    Secretary

February 2, 1999

                                LIQUID CASH TRUST

INVESTMENT ADVISER

FEDERATED RESEARCH CORP.

Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779

DISTRIBUTOR

FEDERATED SECURITIES CORP.

Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779

ADMINISTRATOR

FEDERATED SERVICES COMPANY

Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779

Cusip   .......

(_____/99)

     KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Liquid Cash Trust (the "Trust") hereby appoint Patricia F. Conner, Gail Cagney, Susan M. Jones and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Trust which the undersigned is entitled to vote at the Special Meeting in lieu of Annual Meeting of Shareholders (the "Meeting") to be held on March 22, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 12:00 noon, and at any adjournment thereof.



     The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF LIQUID CASH TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

     BY CHECKING THE BOX "FOR" BELOW, YOU WILL VOTE TO APPROVE EACH OF THE PROPOSED ITEMS IN THIS PROXY, AND TO ELECT EACH OF THE NOMINEES AS TRUSTEES OF THE TRUST

                             FOR            [   ]

PROPOSAL 1 TO ELECT THOMAS G. BIGLEY, JOHN T. CONROY, JR., NICHOLAS P.
     CONSTANTAKIS, JOHN F. CUNNINGHAM, J. CHRISTOPHER DONAHUE, PETER E. MADDEN, CHARLES F. MANSFIELD, JR., JOHN E. MURRAY, JR. AND JOHN S. WALSH AS TRUSTEES OF THE TRUST

                             FOR            [   ]
                             AGAINST        [   ]
                             WITHHOLD AUTHORITY
                             TO VOTE        [   ]
                             FOR ALL EXCEPT [   ]

     If you do not wish your shares to be voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the name of the nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.

PROPOSAL 2 TO RATIFY THE SELECTION OF DELOITTE & TOUCHE LLP AS THE TRUST'S
     INDEPENDENT AUDITORS

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

PROPOSAL 3 TO MAKE CHANGES TO THE TRUST'S FUNDAMENTAL INVESTMENT POLICIES:

3(A) TO APPROVE MAKING NON-FUNDAMENTAL, AND AMENDING, THE TRUST'S FUNDAMENTAL
     INVESTMENT POLICY REGARDING MATURITY OF MONEY MARKET INSTRUMENTS

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

3(B) TO APPROVE MAKING NON-FUNDAMENTAL, AND AMENDING, THE TRUST'S FUNDAMENTAL
     INVESTMENT POLICY REGARDING INVESTING IN RESTRICTED SECURITIES

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

3(C) TO APPROVE MAKING NON-FUNDAMENTAL THE TRUST'S POLICY PROHIBITING INVESTMENT
     IN SECURITIES TO EXERCISE CONTROL OF AN ISSUER

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

3(D) TO APPROVE MAKING NON-FUNDAMENTAL, AND AMENDING, THE TRUST'S ABILITY TO
     INVEST IN THE SECURITIES OF OTHER INVESTMENT COMPANIES

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

3(E) TO APPROVE A REVISION IN THE TRUST'S FUNDAMENTAL INVESTMENT POLICY
     REGARDING BORROWING TO PERMIT THE PURCHASE OF SECURITIES WHILE BORROWINGS ARE OUTSTANDING

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

PROPOSAL 4 TO ELIMINATE CERTAIN OF THE TRUST'S FUNDAMENTAL INVESTMENT POLICIES:

4(A) TO APPROVE REMOVING THE TRUST'S FUNDAMENTAL INVESTMENT POLICY ON INVESTING
     IN NEW ISSUERS

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

4(B) TO APPROVE REMOVING THE TRUST'S FUNDAMENTAL INVESTMENT POLICY ON INVESTING
     IN OIL, GAS, AND MINERALS

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

4(C) TO APPROVE REMOVING THE TRUST'S FUNDAMENTAL INVESTMENT POLICY ON INVESTING
     IN ISSUERS WHOSE SECURITIES ARE OWNED BY OFFICERS AND TRUSTEES

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

4(D) TO APPROVE REMOVING THE TRUST'S FUNDAMENTAL INVESTMENT POLICY ON INVESTING
     IN OPTIONS

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

4(E) TO APPROVE REMOVING THE TRUST'S FUNDAMENTAL INVESTMENT POLICY REGARDING
     SHORT-TERM LIQUIDITY REQUIREMENTS

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

4(F) TO APPROVE REMOVING THE TRUST'S FUNDAMENTAL INVESTMENT POLICY REGARDING
     CONCENTRATION AND TO RESERVE FREEDOM TO CONCENTRATE INVESTMENTS IN THE DOMESTIC BANKING INDUSTRY

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

PROPOSAL 5 TO APPROVE A CLARIFYING AMENDMENT TO THE TRUST'S INVESTMENT ADVISORY
     AGREEMENT TO EXCLUDE RULE 12B-1 FEES AND SHAREHOLDER SERVICE FEES FROM THE EXPENSE CAP

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

PROPOSAL 6 TO APPROVE AN AMENDMENT AND RESTATEMENT TO THE TRUST'S DECLARATION OF
     TRUST TO REQUIRE THE APPROVAL BY A "1940 ACT" MAJORITY OF THE OUTSTANDING VOTING SHARES IN THE EVENT OF THE SALE OR CONVEYANCE OF THE ASSETS OF THE TRUST TO ANOTHER TRUST OR CORPORATION

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

PROPOSAL 7 TO APPROVE A PROPOSED AGREEMENT AND PLAN OF REORGANIZATION BETWEEN
     THE TRUST AND MONEY MARKET OBLIGATIONS TRUST, ON BEHALF OF ITS SERIES, LIQUID CASH TRUST (THE "NEW FUND"), WHEREBY THE NEW FUND WOULD ACQUIRE ALL OF THE ASSETS OF THE TRUST IN EXCHANGE FOR SHARES OF THE NEW FUND TO BE DISTRIBUTED PRO RATA BY THE TRUST TO ITS SHAREHOLDERS IN COMPLETE LIQUIDATION AND TERMINATION OF THE TRUST

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

                                      YOUR VOTE IS IMPORTANT
                                      Please complete, sign and return
                                      this card as soon as possible[.

                                      Dated

                                      Signature

                                      Signature (Joint Owners)

     Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.



     YOU MAY ALSO VOTE YOUR SHARES BY TOUCHTONE PHONE BY CALLING 1-800-690-6903 OR THROUGH THE INTERNET AT [WWW.PROXYVOTE.COM.

                                   APPENDIX] I



                      AGREEMENT AND PLAN OF REORGANIZATION



     AGREEMENT AND PLAN OF REORGANIZATION dated as of JANUARY 26, 1999 (the "Agreement") between Liquid Cash Trust, a Massachusetts business trust (the "Fund"), with its principal place of business at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, and Money Market Obligations Trust , a Massachusetts business trust (the "Trust"), with its principal place of business located at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000 on behalf of its newly-organized portfolio Liquid Cash Trust (the "Successor Fund").



     WHEREAS, the Board of Trustees of the Fund and the Board of Trustees of the Trust have determined that it is in the best interests of the Fund and the Trust, respectively, that the assets of the Fund be acquired by the Successor Fund pursuant to this Agreement; and

     WHEREAS, the parties desire to enter into a plan of exchange which would constitute a reorganization within the meaning of Section 368(a)(1)(F) of the Internal
Revenue Code of 1986, as amended (the "Code"):

     NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto agree as follows:

        1.     PLAN OF EXCHANGE.

     (a) Subject to the terms and conditions set forth herein, on the Exchange Date (as defined herein) the Fund shall assign, transfer and convey its assets, including all securities and cash held by the Fund (subject to the liabilities of the Fund) to the Successor Fund, and the Successor Fund shall acquire all of the assets of the Fund (subject to the liabilities of the Fund) in exchange for full and fractional shares of beneficial interest of the Successor Fund (the "Successor Fund Shares"), to be issued by the Trust, having an aggregate net asset value equal to the value of the net assets of the Fund. The value of the assets of the Fund and the net asset value per share of the Successor Fund Shares shall be determined as of the Valuation Date (as defined herein) in accordance with the procedures for determining the value of the Successor Fund's assets set forth in the Successor Fund's organizational documents and the then-current prospectus and statement of additional information for the Successor Fund that forms a part of the Successor Fund's Registration Statement on Form N-1A (the "Registration Statement"). In lieu of delivering certificates for the Successor Fund Shares, the Trust shall credit the Successor Fund Shares to the Fund's account on the share record books of the Trust and shall deliver a confirmation thereof to the Fund. The Fund shall then deliver written instructions to the Trust's transfer agent to establish accounts for the shareholders on the share record books relating to the Successor Fund.

     (b) Delivery of the assets of the Fund to be transferred shall be made not later than the next business day following the Valuation Date (the "Exchange Date"). Assets transferred shall be delivered to State Street Bank and Trust Company, the Trust's custodian (the "Custodian"), for the account of the Trust and the Successor Fund with all securities not in bearer or book entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Trust and the Successor Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Trust and the Successor Fund.

     (c) The Fund will pay or cause to be paid to the Trust any interest received on or after the Exchange Date with respect to assets transferred from the Fund to the Successor Fund hereunder and to the Trust and any distributions, rights or other assets received by the Fund after the Exchange Date as distributions on or with respect to the securities transferred from the Fund to the Successor Fund hereunder. All such assets shall be deemed included in assets transferred to the Successor Fund on the Exchange Date and shall not be separately valued.



     (d) The Valuation Date shall be APRIL 23, 1999, or such earlier or later date as may be mutually agreed upon by the parties.



     (e) As soon as practicable after the Exchange Date, the Fund shall distribute all of the Successor Fund Shares received by it among the shareholders of the Fund in proportion to the number of shares each such shareholder holds in the Fund and shall take all other steps necessary to effect its dissolution and termination. After the Exchange Date, the Fund shall not conduct any business except in connection with its dissolution and termination.

     2. THE FUND'S REPRESENTATIONS AND WARRANTIES. The Fund represents and warrants to and agrees with the Trust on behalf of the Successor Fund as follows: -----------------------------------------

     (a) The Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and, subject to the approval of its shareholders as contemplated hereby, to carry out this Agreement.

     (b) This Agreement has been duly authorized, executed and delivered by the Fund and is valid and binding on the Fund, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, and other similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity. The execution and delivery of this Agreement does not and will not, and the consummation of the transactions contemplated by this Agreement will not, violate the Fund's Declaration of Trust or By-Laws or any agreement or arrangement to which it is a party or by which it is bound.

     (c) The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

     (d) Except as shown on the audited financial statements of the Fund for its most recently completed fiscal period and as incurred in the ordinary course of the Fund's business since then, the Fund has no known liabilities of a material amount, contingent or otherwise, and there are no legal, administrative or other proceedings pending or, to the Fund's knowledge, threatened against the Fund.

     (e) On the Exchange Date, the Fund will have full right, power and authority to sell, assign, transfer and deliver the Fund's assets to be transferred by it hereunder.

     3. THE TRUST'S REPRESENTATIONS AND WARRANTIES. The Trust, on behalf of the Successor Fund, represents and warrants to and agrees with the Fund as follows:
------------------------------------------

     (a) The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has power to carry on its business as it is now being conducted and to carry out this Agreement.

     (b) This Agreement has been duly authorized, executed and delivered by the Trust and is valid and binding on the Trust, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, and other similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity. The execution and delivery of this Agreement does not and will not, and the consummation of the transactions contemplated by this Agreement will not, violate the Trust's Declaration of Trust or By-Laws or any agreement or arrangement to which it is a party or by which it is bound.

     (c) The Trust is registered under the 1940 Act as an open-end management investment company and such registration has not been revoked or rescinded and is in full force and effect.

     (d) The Successor Fund does not have any known liabilities of a material amount, contingent or otherwise, and there are no legal, administrative or other proceedings pending or, to the Trust's knowledge, threatened against the Successor Fund. Other than organizational activities, the Successor Fund has not engaged in any business activities.

     (e) At the Exchange Date, the Successor Fund Shares to be issued to the Fund (the only Successor Fund Shares to be issued as of the Exchange Date) will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and non-assessable. No Trust or Successor Fund shareholder will have any preemptive right of subscription or purchase in respect thereof.

     4. THE TRUST'S CONDITIONS PRECEDENT. The obligations of the Trust hereunder shall be subject to the following conditions:

     (a) The Fund shall have furnished to the Trust a statement of the Fund's assets, including a list of securities owned by the Fund with their respective tax costs and values determined as provided in Section 1 hereof, all as of the Valuation Date.

     (b) As of the Exchange Date, all representations and warranties of the Fund made in this Agreement shall be true and correct as if made at and as of such date, and the Fund shall have complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

     (c) A vote of the shareholders of the Fund approving this Agreement and the transactions and exchange contemplated hereby shall have been adopted by the vote required by applicable law.

     (d) The Fund's Conditions Precedent. The obligations of the Fund hereunder with respect to the Fund shall be subject to the condition that as of the Exchange Date all representations and warranties of the Trust made in this Agreement shall be true and correct as if made at and as of such date, and that the Trust shall have complied with all of the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

     5. THE TRUST'S AND THE FUND'S CONDITIONS PRECEDENT. The obligations of both the Trust and the Fund hereunder shall be subject to the following conditions:
-----------------------------------------------

     (a) The post-effective amendment to the Trust's Registration Statement on Form N-1A relating to the Successor Fund under the Securities Act of 1933, as amended, and the 1940 Act, if applicable, shall have become effective, and any additional post-effective amendments to such Registration Statement as are determined by the Trustees of the Trust to be necessary and appropriate shall have been filed with the Commission and shall have become effective.

     (b) No action, suit or other proceeding shall be threatened or pending before any court or governmental agency which seeks to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transaction contemplated herein.

     (c) Each party shall have received an opinion of Dickstein Shapiro Morin & Oshinsky LLP to the effect that the reorganization contemplated by this Agreement qualifies as a "reorganization" under Section 368(a)(1)(F) of the Code.

     Provided, however, that at any time prior to the Exchange Date, any of the foregoing conditions in this Section 6 may be waived by the parties if, in the judgment of the parties, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund.

     6. TERMINATION OF AGREEMENT. This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Trustees of the Fund or the Board of Trustees of the Trust at any time prior to the Exchange Date (and notwithstanding any vote of the shareholders of the Fund) if circumstances should develop that, in the opinion of either the Board of Trustees of the Fund or the Board of Trustees of the Trust, make proceeding with this Agreement inadvisable.

     If this Agreement is terminated and the exchange contemplated hereby is abandoned pursuant to the provisions of this Section 7, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Trustees, officers or shareholders of the Trust or the Trustees, officers or shareholders of the Fund, in respect of this Agreement.

     7. WAIVER AND AMENDMENTS. At any time prior to the Exchange Date, any of the conditions set forth in Section 4 may be waived by the Board of the Trust, and any of the conditions set forth in Section 5 may be waived by the Board of the Fund, if, in the judgment of the waiving party, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund or the shareholders of the Successor Fund, as the case may be. In addition, prior to the Exchange Date, any provision of this Agreement may be amended or modified by the Boards of the Fund and the Trust if such amendment or modification would not have a material adverse effect upon the benefits intended under this Agreement and would be consistent with the best interests of shareholders of the Fund and the Successor Fund.

     8. NO SURVIVAL OF REPRESENTATIONS. None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

     9. GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of the Commonwealth of Pennsylvania, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement, in the case of the Fund and the Trust, shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts without giving effect to principles of conflict of laws.

        10.    CAPACITY OF TRUSTEES, ETC.

     (a) (i) The names "Liquid Cash Trust" and "Board of Trustees of Liquid Cash Trust" refer, respectively, to the trust created and the trustees, as trustees but not individually or personally, acting from time to time under the Fund's Declaration of Trust, which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and at the principal office of the Fund. The obligations of the Fund entered into in the name or on behalf thereof by any of the trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the trustees, shareholders or representatives of the Fund personally, but bind only the trust property, and all persons dealing with any portfolio of shares of the Fund must look solely to the trust property belonging to such portfolio for the enforcement of any claims against the Fund.

     (ii) Both parties specifically acknowledge and agree that any liability of the Fund under this Agreement, or in connection with the transactions contemplated herein, shall be discharged only out of the assets of the Fund and that no other portfolio of the Fund shall be liable with respect thereto.

     (b) (i) The names "Money Market Obligations Trust" and "Board of Trustees of Money Market Obligations Trust" refer, respectively, to the trust created and the trustees, as trustees but not individually or personally, acting from time to time under the Trust's Declaration of Trust, which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and at the principal office of the Trust. The obligations of the Trust entered into in the name or on behalf of the Successor Fund by any of the trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the trustees, shareholders or representatives of the Trust personally, but bind only the Successor Fund's trust property, and all persons dealing with any portfolio of shares of the Trust must look solely to the trust property belonging to such portfolio for the enforcement of any claims against the Trust.

     (ii) Both parties specifically acknowledge and agree that any liability of the Trust under this Agreement, or in connection with the transactions contemplated herein, shall be discharged only out of the assets of the Successor Fund and that no other portfolio of the Trust shall be liable with respect thereto.

     11. COUNTERPARTS. This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

     IN WITNESS WHEREOF, the Fund and the Trust have caused this Agreement and Plan of Reorganization to be executed as of the date above first written.

                                LIQUID CASH TRUST



ATTEST: S/ GAIL CAGNEY                    /S/ JOHN W. MCGONIGLE
TITLE:  ASSISTANT SECRETARY        TITLE: EXECUTIVE VICE PRESIDENT

                            MONEY MARKET OBLIGATIONS

                                            TRUST, on behalf of its portfolio,
                                            Liquid Cash Trust

ATTEST: /S/ GAIL CAGNEY            /S/ JOHN W. MCGONIGLE
TITLE:  ASSISTANT SECRETARY        TITLE: EXECUTIVE VICE PRESIDENT